UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2012

SaaSMAX, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54504	27-4636847
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7770 Regents Road, Suite 113-129

San Diego, California 92122

(Address of principal executive offices) (Zip Code)

(800) 748-7650

(Registrant’s telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 2, 2012, Board of Directors of the registrant dismissed Hamilton P.C. as its independent registered public accounting firm. On the same date, the accounting firm of Kyle L. Tingle, CPA, LLC was engaged as the Registrant’s new independent registered public accounting firm.

The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Hamilton, P.C. and the engagement of Kyle L. Tingle, CPA, LLC as its independent auditor.

Neither the report of Hamilton, P.C. on the financial statements of SaaSMAX, Inc. for the year ended December 31, 2011 nor subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the year ended December 31, 2011 contained a going concern qualification in the registrant's audited financial statements. We have had no disagreements with Hamilton, P.C., whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Hamilton, P.C satisfaction would have caused it to make reference to the subject matter of the disagreement in connection with its report on our financial statements.

We have provided Hamilton, P. C. with a copy of the foregoing disclosure, and have requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. We are including as an Exhibit to this Form 8-K, a copy of the letter from Hamilton, P.C. as required by Item 304(a)(3) of Regulation S-K.

There were no disagreements or other “reportable events” as that term is described in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K, occurring within the registrant’s two most recent fiscal years and the subsequent interim periods through the date of dismissal

On November 2, 2012, the registrant engaged Kyle L. Tingle, CPA, LLC as its independent accountant. During the most recent fiscal year, since inception, and the interim periods preceding the engagement, the registrant has not consulted Kyle L. Tingle, CPA, LLC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

      ---   --------

16.1 Letter from Hamilton, P.C., dated  November 2, 2012, to the Securities and Exchange

Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SaaSMAX, Inc. (Registrant)
Date: November 2, 2012
	By:	/s/ Dina Moskovitz
Dina Moskowitz
Chief Executive Officer Chief Financial Officer

Exhibit Index

Exhibit No.                      Description

16.1	Letter from Hamilton, P.C., dated November 2, 2012 to the Securities and Exchange Commission regarding statements included in this Form 8-K